UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2010

GREENCHEK TECHNOLOGY INC.
 (Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-53269
(Commission File Number)

101 California Street, Suite 2450
San Francisco, California 94111
(Address of principal executive offices)

(888) 775-7579
(Issuer's telephone number)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01  Entry into a Material Definitive Agreement.

On May 14, 2010, GreenChek Technology Inc. (the “Company”) entered into an agreement amending the Agreement dated October 21, 2008 with Pardeep Sarai. Pursuant to the Return to Treasury Agreement entered into in October 2008 with Mr. Sarai, former majority stockholder and chief executive officer of the Company (“Sarai”), the Company agreed to purchase 35,000,000 shares of the Company’s common stock owned by Sarai for $100,000. Pursuant to this agreement, the Company paid $75,000 to Sarai on October 21, 2008. The agreement provides that the 35,000,000 shares are to be returned to Sarai if the Company fails to pay the remaining $25,000 to Sarai by March 1, 2009 (which date had been extended to June 30, 2009 under an Amendment to Agreement dated May 19, 2009 between the Company and Sarai and further extended under a verbal agreement) or if certain transactions contemplated by the License Agreement with China Bright Technology Development Limited do not occur. This License Agreement provides the Company with certain patent and intellectual rights for the purpose of manufacturing, marketing, and distributing products designed to reduce gas emissions by motor vehicles.

Pursuant to the Amendment, Mr. Sarai returned the 35,000,000 shares to the Company in exchange for the issuance by the Company of a $25,000 promissory note. The principal amount of the note, plus interest which accrues at an annual rate of 11%, is due on May 13, 2011.

As a result of the return of the shares by Mr. Sarai, the issued and outstanding share capital of the Company decreased from 99,046,666 to 64,046,666. Accordingly, there are currently 35,953,334 shares which the Company can issue.

For all the terms and conditions of the Amendment to Agreement and Promissory Note described above, reference is hereby made to such agreement and note annexed hereto as Exhibit 10.4 and Exhibit 10.5. All statements made herein concerning the foregoing agreements are qualified by reference to said Exhibits.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) above is incorporated by reference into this Item 2.03.

Section 9 – Financial Statements and Exhibits
Item 9.01  Financial Statements and Exhibits.

(d)	10.4	Amendment to Agreement dated May 14, 2010 between GreenChek Technology Inc. and Pardeep Sari.

	10.5	Promissory Note dated May 14, 2010 in the original principal amount of $25,000 payable to Pardeep Sarai.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENCHEK TECHNOLOGY INC.

Dated: May 18, 2010	By: /s/Lincoln Parke
Name: Lincoln Parke
Title: President and Treasurer
(Principal Executive, Financial and Accounting Officer)

3